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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Stewart Information Services Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE COMPENSATION
SELECTION OF INDEPENDENT AUDITORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CERTAIN TRANSACTIONS
PROPOSALS FOR NEXT ANNUAL MEETING
OTHER MATTERS

STEWART INFORMATION SERVICES CORPORATION
1980 Post Oak Boulevard
Houston, Texas 77056

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held April 27, 2007

Notice is hereby given that Stewart Information Services Corporation, a Delaware corporation, will hold its annual meeting of stockholders on April 27, 2007, at 8:30 A.M., in the First Floor Conference Room of Three Post Oak Central, 1990 Post Oak Boulevard, Houston, Texas, for the following purposes:

(1) To elect Stewart’s directors to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified.

(2) To approve an amendment and restatement of Stewart’s 2005 Long-Term Incentive Plan.

(3) To transact such other business as may properly come before the meeting or any adjournment thereof.

The holders of record of Stewart’s common stock and Class B common stock at the close of business on February 27, 2007 will be entitled to vote at the meeting.

By Order of the Board of Directors,

Max Crisp
Secretary

March 27, 2007

IMPORTANT

You are cordially invited to attend the meeting in person. Even if you plan to be present, you are urged to sign, date and mail the enclosed proxy promptly. If you attend the meeting you can vote either in person or by your proxy.

STEWART INFORMATION SERVICES CORPORATION
1980 Post Oak Boulevard
Suite 800
Houston, Texas 77056
713-625-8100

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held April 27, 2007

We at Stewart Information Services Corporation are furnishing this proxy statement to our stockholders in connection with the solicitation by our board of directors of proxies for the annual meeting of stockholders we are holding on Friday, April 27, 2007, at 8:30 A.M., in the First Floor Conference Room of Three Post Oak Central, 1990 Post Oak Boulevard, Houston, Texas, or for any adjournment of that meeting.

Proxies in the form enclosed, properly executed by stockholders and received in time for the meeting, will be voted as specified therein. Unless you specify otherwise, the shares represented by your proxy will be voted for the nominees listed therein. If after sending in your proxy you wish to vote in person, you may revoke the proxy at any time before it is exercised by delivering written notice to us at or prior to the meeting. We are mailing this proxy statement on or about March 27, 2007 to stockholders of record at the close of business on February 27, 2007.

At the close of business on February 27, 2007, 17,181,258 shares of our common stock and 1,050,012 shares of our Class B common stock were outstanding and entitled to vote, and only the holders of record on such date may vote at the meeting. As long as 600,000 or more shares of Class B common stock are outstanding, the common stock and Class B common stock will be voted as separate classes at each election of directors. Holders of our Class B common stock, to whom we refer as our Class B common stockholders, may convert their shares of Class B common stock on a one-for-one basis into shares of our common stock at any time.

The holders of our common stock, to whom we refer as our common stockholders, voting as a class, are entitled to elect five of our nine directors. Each common stockholder is entitled either to cast one vote per share for each of those five directors, or to vote cumulatively by casting five votes per share, which may be distributed in any manner among any number of the nominees for director. The enclosed form of proxy allows you to vote for all of the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. If you withhold authority to vote for four or fewer of the nominees, and if there are nominees other than management nominees for the positions to be elected by the common stockholders, then the persons named in the enclosed proxy may vote cumulatively by dividing the number of votes represented by the proxy equally among the nominees for which you did not withhold authority to vote. If there are no nominees other than management nominees for the five positions to be elected by the common stockholders, the persons named in the enclosed proxy intend to allocate the votes represented by the proxy evenly among the management nominees. If there are any additional nominees for such positions, the persons named in the enclosed proxy will vote cumulatively to elect as many as possible of the management nominees. If it is not possible to elect each of the five management nominees, the persons named in the enclosed proxy will have discretion as to which of such nominees they will elect.

Withholding of authority in the enclosed proxy will not affect the election of those directors for whom you withhold authority to vote, unless you vote in person at the meeting or by means of another proxy, because our By-Laws provide that directors are elected by a plurality of the votes cast. Under applicable Delaware law, a broker non-vote will not affect the outcome of the election of directors. We will count the shares held by each stockholder who signs and returns the enclosed form of proxy to determine the presence of a quorum at the meeting.

Our Class B common stockholders, voting as a class, are entitled to elect the remaining four of our nine directors. Each Class B common stockholder has the right to vote, in person or by proxy, the number of shares owned by him for those four directors for whose election he has a right to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of February 27, 2007 with respect to persons we know to be the beneficial owners of more than 5% of either class of our voting shares:

		Amount and
		Nature of
		Beneficial		Percent
Name and Address of Beneficial Owner	Title of Class	Ownership		of Class

Malcolm S. Morris	Class B Common Stock	525,006		50.0
3992 Inverness
Houston, Texas 77019
Stewart Morris, Jr.	Class B Common Stock	525,006		50.0
#8 West Rivercrest
Houston, Texas 77042
Artisan Partners Limited Partnership	Common Stock	2,855,594	(1)	16.6
875 East Wisconsin Avenue, Suite 800
Milwaukee, Wisconsin 53202
Wachovia Corporation	Common Stock	1,627,220	(2)	9.5
One Wachovia Center Charlotte, North Carolina 28288-0137
Dimensional Fund Advisors Inc.	Common Stock	1,439,301	(3)	8.4
1299 Ocean Avenue, 11th Floor
Santa Monica, California 90401
Goldman Sachs Asset Management, L.P.	Common Stock	954,361	(4)	5.6
32 Old Slip Road
New York, New York 10005
Barclay’s Global	Common Stock	934,799	(5)	5.4
45 Fremont Street San Francisco, California 94105
Advisory Research, Inc.	Common Stock	887,990	(6)	5.2
180 North Stetson St., Suite 5500 Chicago, Illinois 60601

(1)	Artisan Partners Limited Partnership reported shared dispositive power with respect to all of such shares and shared voting power with respect to 2,451,194 of such shares in its most recent report on Schedule 13G filed January 26, 2007. Artisan Partners is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. The shares reported have been acquired on behalf of discretionary clients of Artisan Partners. Persons other than Artisan Partners are entitled to receive all dividends from and proceeds from the sale of the shares.

(2)	Wachovia Corporation reported shared voting power with respect to 1,100 shares, shared dispositive power with respect to 159 shares and sole voting and dispositive power with respect to the remainder of these shares in its most recent report on Schedule 13G filed February 6, 2007.

(3)	Dimensional Fund Advisors Inc. reported sole voting and dispositive power with respect to all of such shares in its most recent report on Schedule 13G/A filed February 9, 2007. Dimensional is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940 and furnishes advice to four investment companies registered under the Investment Company Act of 1940. Dimensional also serves as investment manager to certain other commingled group trusts and separate accounts. All securities reported in this schedule are owned by these investment companies, trusts and accounts. Dimensional disclaims beneficial ownership of such securities.

(4)	Goldman Sachs Asset Management, L.P. reported sole dispositive power with respect to all of such shares and sole voting power with respect to 868,013 of such shares in its most recent report on Schedule 13G/A filed January 10, 2007.

(5)	In its group filing on Schedule 13G filed January 23, 2007, Barclays Global Investors, N.A., Barclay’s Global Fund Advisors and Barclays Global Investors, Ltd., reported sole voting and dispositive power with respect to an aggregate of 934,799 shares.

(6)	Advisory Research, Inc. reported sole voting and dispositive power with respect to all of such shares in its most recent report on Schedule 13G filed February 22, 2007.

Our Class B common stockholders have entered into an agreement to maintain an equal ownership of shares of common stock and Class B common stock by Malcolm S. Morris and the estate of Carloss Morris, collectively, and by Stewart Morris, Jr. and Stewart Morris, collectively. Such agreement also provides for rights of first refusal among themselves with respect to Class B common stock in the event of the death or voluntary or involuntary disposition of Class B common stock and upon certain other specified conditions.

The following table sets forth information as of February 27, 2007 with respect to each class of our voting shares beneficially owned by our executive officers, directors and nominees for director and by all our executive officers, directors and nominees for director as a group:

		Amount and
		Nature of
		Beneficial		Percent
Name	Title of Class	Ownership(1)		of Class

Malcolm S. Morris	Common Stock	129,578	(2)	*
	Class B Common Stock	525,006		50.0
Stewart Morris, Jr.	Common Stock	194,000	(3)	1.1
	Class B Common Stock	525,006		50.0
Matthew W. Morris	Common Stock	—		*
E. Ashley Smith	Common Stock	—		*
Robert L. Clarke	Common Stock	3,023		*
Max Crisp	Common Stock	41,000	(4)	*
Nita B. Hanks	Common Stock	6,066	(5)	*
Paul W. Hobby	Common Stock	5,270		*
Dr. E. Douglas Hodo	Common Stock	6,270		*
Laurie C. Moore	Common Stock	1,864		*
Dr. W. Arthur Porter	Common Stock	3,270		*
All executive officers, directors and nominees for director as a group (10 persons)	Common Stock	390,341		2.3
	Class B Common Stock	1,050,012		100.0

*	Less than 1%.

(1)	Unless otherwise indicated, the beneficial owner has sole voting and dispositive power with respect to all shares indicated.

(2)	Includes 119,156 shares subject to stock options (see “Executive Compensation — Plan-Based Awards”) at page 13.

(3)	Consists of 194,000 shares subject to stock options (see “Executive Compensation — Plan-Based Awards”) at page 13.

(4)	Includes 38,000 shares subject to stock options (see “Executive Compensation — Plan-Based Awards”) at page 13.

(5)	Includes 5,700 shares subject to stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

Each of our directors and certain officers are required to report to the Securities and Exchange Commission, by a specified date, his or her transactions related to common stock or Class B common stock. Based solely on a review of the copies of reports furnished to us or written representations that no other reports were required, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were met during the 2006 fiscal year.

ELECTION OF DIRECTORS

At the meeting, our stockholders will elect nine directors, constituting the entire board of directors. Our common stockholders are entitled to elect five directors, and our Class B common stockholders are entitled to elect four directors.

Common Stock Nominees

The following persons have been nominated as directors to be elected by our common stockholders. Although we do not believe that any of these nominees will become unavailable, if one or more should become unavailable before the meeting, your proxy will be voted for another nominee, or other nominees, selected by our board of directors.

Nominee, Age and Position with Stewart	Director Since

Robert L. Clarke, 64, Director	2004
Nita B. Hanks, 53, Director	1990
Dr. E. Douglas Hodo, 72, Director	1988
Laurie C. Moore, 61, Director	2004
Dr. W. Arthur Porter, 65, Director	1993

Each of the five nominees up for election by our common stockholders was elected by the common stockholders at our 2006 annual meeting of stockholders. The persons named in your proxy intend to vote the proxy for the election of each of these nominees, unless you specify otherwise.

Mr. Clarke has been a partner of the law firm of Bracewell & Giuliani LLP for more than the past five years. Mr. Clarke also serves as director and chairman of the audit committees of the boards of Eagle Materials, Inc., a NYSE-listed manufacturer of building materials, and First Investors Financial Services Group, Inc., a consumer finance company. He served as U.S. Comptroller of the Currency from December 1985 through February 1992. Prior to his election as our director, Mr. Clarke had served as our advisory director since 2003.

For more than the past five years, Ms. Hanks has been a Senior Vice President of Stewart Title Guaranty Company, our largest subsidiary. Ms. Hanks is our Director of Employee Services and brings a key perspective from our employees to our board of directors. Employee costs represents one of our largest expenses.

Dr. Hodo serves as Chairman of our Audit Committee. Dr. Hodo served as President of Houston Baptist University for more than 19 years and became President Emeritus of the University in 2006.

Ms. Moore is the President of Laurie Moore and Associates, a speaking and consulting practice. In 2003 she founded, and has since served as President of, The Institute for Luxury Home Marketing, LLC, an international membership organization targeting real estate agents who work in the upper-tier residential market. Prior to 2003, Ms. Moore co-founded and served as managing partner of REAL Trends, Inc., a publishing, communications and research company serving brokerage company owners and top management of franchise organizations in the residential real estate industry. Prior to her election as our director, Ms. Moore had served as our advisory director since 2002.

Dr. Porter currently serves as University Professor and Regents Chair of Engineering at the University of Oklahoma. From 1998 to 2006 he served as University Vice President for Technology Development and also served as Dean of the College of Engineering from 1998 to 2005. Prior to those appointments, he had served as President and Chief Executive Officer of Houston Advanced Research Center, a nonprofit research consortium for more than five years. He also served as an Adjunct Professor of Electrical Engineering at Rice University for more than five years prior to his appointment with the University of Oklahoma. Dr. Porter is also a director of Electro Scientific Industries, Inc., in Portland, Oregon and Bookham Technologies in California.

Class B Common Stock Nominees

The following persons have been nominated as directors to be elected by our Class B common stockholders. The persons named in the Class B common stockholders’ proxies intend to vote the proxies for the election of the nominees named below, unless otherwise specified. Although we do not believe that any of these nominees will become unavailable, if one or more should become unavailable before the meeting, proxies will be voted for another nominee, or other nominees, selected by our board of directors.

Nominee, Age and Position with Stewart	Director Since

Max Crisp, 72, Executive Vice President and Chief Financial Officer, Secretary, Treasurer and Director	1970
Paul W. Hobby, 46, Director	1989
Malcolm S. Morris, 60, Co-Chief Executive Officer and Chairman of the Board of Directors	2000
Stewart Morris, Jr., 58, Co-Chief Executive Officer, President and Director	2000

Each of these nominees was elected by our Class B common stockholders at our 2006 annual meeting of stockholders.

Mr. Crisp has served as our Executive Vice President — Finance, Treasurer and Secretary and as our Chief Financial Officer for more than the past five years. Mr. Crisp is also Executive Vice President and Chief Financial Officer of Stewart Title Guaranty Company and Stewart Title Company, its subsidiary.

Mr. Hobby is founding chairman of Genesis Park, L.P., a Houston-based private equity business specializing in technology and communications investments. He has served since 2004 as the CEO of Alpheus Communications, Inc., a Texas wholesale telecommunications provider, and, from 2002 to 2006, as Chairman of CapRock Services, Inc., the largest provider of satellite services to the global energy business. Mr. Hobby previously served on the boards of three publicly traded companies: Coastal Bancorp, Inc. and Aronex Pharmaceutical, Inc. from 1999 through 2001 and Amegy Bank of Texas, Inc. from 2002 through 2005. He currently serves on the boards of two other publicly traded companies: EGL, Inc., a transportation supply chain management and information services company, and NRG Energy, Inc., a nonutility power generation company.

Malcolm S. Morris has served as our Chairman of the Board and Co-Chief Executive Officer since 2000 and as our Senior Executive Vice President — Assistant Chairman for more than five years prior to that time. Malcolm S. Morris has also served for more than the past five years as President and Chief Executive Officer of Stewart Title Guaranty Company and Chairman of the Board of Stewart Title Company.

Stewart Morris, Jr. has served as our President and Co-Chief Executive Officer since 2000 and as our Senior Executive Vice President — Assistant President for more than five years prior to that time. Stewart Morris, Jr. has also served for more than the past five years as President and Chief Executive Officer of Stewart Title Company and Chairman of the Board of Stewart Title Guaranty Company.

Malcolm S. Morris and Stewart Morris, Jr. are cousins. Acting together they have the power to direct our management and policies. Accordingly, they may be deemed to be “control persons” as such term is used in regulations adopted under the Securities Exchange Act of 1934. Matthew W. Morris is the son of Malcolm S. Morris.

CORPORATE GOVERNANCE

Board of Directors

We are managed by a board of directors comprised of nine members, five of whom are elected by our common stockholders and four of whom are elected by our Class B common stockholders. A majority of the members of the board of directors are “independent” within the meaning of the listing standards of the New York Stock Exchange. These directors are: Paul W. Hobby, E. Douglas Hodo, W. Arthur Porter, Robert L. Clarke and Laurie C. Moore. The board of directors has determined that none of these directors has any material relationship with us or our management that would impair the independence of their judgment in carrying out their responsibilities to us. In making this determination, the board of directors considers any transaction, or series of similar transactions, or any currently proposed transaction, or series of similar transactions, between us or any of our subsidiaries and a director to be material if the amount involved exceeds $60,000, exclusive of directors’ fees, in any of our last three fiscal years.

All of our directors hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified. All of our officers hold office until the regular meeting of directors following the annual meeting of stockholders or until their respective successors are duly elected and qualified. Any action by the board of directors requires the affirmative vote of at least six members.

During 2006, the board of directors held four meetings and one retreat and executed one consent in lieu of a meeting. Each director attended each of such meetings, except that two directors did not attend one meeting each. The board of directors has an Executive Committee, an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. See “Committees of the Board of Directors” below.

The board of directors has adopted the Stewart Code of Business Conduct and Ethics, Guidelines on Corporate Governance and a Code of Ethics for Chief Executive Officers, Principal Financial Officers and Principal Accounting Officer, each of which is available on our website at www.stewart.com and available in print to any stockholder who requests it. Our Guidelines on Corporate Governance and the charters of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee require an annual self-evaluation of the performance of the board of directors and of such committees, including the adequacy of such guidelines and charters. The charters of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee are available on our website at www.stewart.com and available in print to any stockholder who requests them.

Our Guidelines on Corporate Governance strongly encourage attendance in person by our directors at our annual meetings of stockholders. All of our incumbent directors attended our 2006 annual meeting of stockholders except for Dr. Hodo and Mr. Hobby.

Advisory Directors

In addition to the directors elected by our common stockholders and Class B common stockholders, our board of directors appoints advisory directors to supplement the experience and expertise of the elected directors. Our advisory directors receive notice of and regularly attend meetings of our board of directors and committees on which they serve as non-voting members. They provide valuable insights and advice to us and participate fully in all deliberations of our board of directors but are not included in quorum and voting determinations. Advisory directors receive the same compensation for their services as our elected directors receive.

Committees of the Board of Directors

Executive Committee.  The Executive Committee may exercise all of the powers of the our directors, except those specifically reserved to the board of directors by law or resolution of the board of directors. Malcolm S. Morris, Stewart Morris, Jr. and Max Crisp serve as the members of the Executive Committee. During 2006, the Executive Committee held four meetings at which all members were present, and executed 29 consents in lieu of meetings.

Audit Committee.  It is the Audit Committee’s duty to (i) review with our independent auditors the scope of the annual audit, (ii) review the independent auditors’ management letter and (iii) meet with our internal auditors. The Audit Committee has sole authority to appoint or replace our independent auditors. The Audit Committee operates under a written charter adopted by our board of directors, a copy of which is available on our website at www.stewart.com. The Audit Committee is comprised of Dr. E. Douglas Hodo (Chair), Robert L. Clarke and Laurie C. Moore. During 2006, the Audit Committee held nine meetings, at which all members then serving were present, except that one director did not attend one meeting. Each of the members of the Audit Committee is “independent” as defined under the listing standards of the New York Stock Exchange and the Securities Exchange Act of 1934, and the board of directors has determined that Dr. Hodo is an “audit committee financial expert” as defined in the rules of the Securities and Exchange Commission. No member of our Audit Committee serves on the audit committees of more than three public companies. The Audit Committee has the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls and auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. Persons wishing to communicate with the Audit Committee may do so by writing in care of Chairman, Audit Committee, Stewart Information Services Corporation, 1980 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee is comprised of Dr. W. Arthur Porter (Chair), Robert L. Clarke and Laurie C. Moore, each of whom is “independent” as defined in the listing standards of the New York Stock Exchange. It is the Nominating and Corporate Governance Committee’s duty to (i) recommend to our board of directors nominations of persons for election to our board of directors by our common stockholders, (ii) create procedures for identification of nominees, (iii) consider and recommend to the board of directors criteria for nomination to our board of directors and (iv) receive and consider nominations submitted by our stockholders.

Our Guidelines on Corporate Governance require that a majority of the nine members of our board of directors be “independent” as defined in the rules of the New York Stock Exchange. As described above, a majority of our current board of directors are “independent” under the filing standards of the New York Stock Exchange. Those Guidelines also provide that the Nominating and Corporate Governance Committee shall be guided by the following principles:

•	Each director should be an individual of the highest character and integrity and have an inquiring mind, experience at a strategy or policy-setting level, or otherwise possess a high level of specialized expertise, and the ability to work well with others. Special expertise or experience that will augment the board of directors’ expertise is particularly desirable.

•	Each director should have sufficient time available to devote to our affairs to carry out the responsibilities of a director and, absent special circumstances, no director should simultaneously serve on the boards of directors of more than three public companies. Directors are qualified for service on the board of directors only if they are able to make a commitment to prepare for and attend meetings of the board of directors and its committees on a regular basis.

•	Each independent director should be free of any significant conflict of interest that would interfere with the independence and proper performance of the responsibilities of a director.

•	Directors to be nominated for election by our common stockholders should not be chosen as representatives of a constituent group or organization. Each should utilize his or her unique experience and background to represent and act in the best interests of all stockholders as a group.

In recent years, vacancies occurring in our board of directors have been filled by advisory directors whose experience and expertise have contributed significantly to the deliberations of the board of directors and who meet the criteria set forth above.

Directors should have an equity ownership in us. Toward that end, each non-employee director shall be paid a portion of his or her director’s fees in our common stock pursuant to our 2005 Long-Term Incentive Plan, or any successor plan, but only to the extent permitted by law and the Corporate Governance Standards of the New York Stock Exchange.

Pursuant to our By-Laws, the Nominating and Corporate Governance Committee will accept and consider nominations by stockholders of persons for election by our common stockholders to our board of directors. To be considered for nomination at our 2008 annual meeting of stockholders, stockholder nominations must be received by us no later than February 15, 2008. Persons wishing to submit the names of candidates for consideration by the Nominating and Corporate Governance Committee may write to the Nominating and Corporate Governance Committee in care of Corporate Secretary, Stewart Information Services Corporation, 1980 Post Oak Boulevard, Suite 800, Houston, Texas 77056. Any such submission should include the candidate’s name, credentials, contact information and consent to be considered as a candidate. The person proposing the candidate should include his or her contact information and a statement of his or her share ownership, including the number of shares and the period of time the shares have been held.

The Nominating and Corporate Governance Committee held five meetings during 2006, at which all members were present. Our Nominating and Corporate Governance Committee’s charter is available on our website at www.stewart.com.

Compensation Committee.  It is the duty of the Compensation Committee to approve the compensation of the executive officers. The Compensation Committee is comprised of Paul W. Hobby (Chair), Robert L. Clarke and Dr. W. Arthur Porter. During 2006, the Compensation Committee held one meeting, at which all members then serving were present, and executed one consent in lieu of a meeting.

Our board of directors has determined that each member of our Compensation Committee is “independent” as that term is defined in the rules of the New York Stock Exchange.

Executive Sessions of Non-Management Directors

Our non-management directors, all of whom are independent, meet at regularly scheduled executive sessions without management. Our Audit Committee’s Chairman serves as the presiding director at those executive sessions. Persons wishing to communicate with our non-management directors may do so by writing in care of Chairman, Audit Committee, Stewart Information Services Corporation, 1980 Post Oak Boulevard, Suite 800, Houston, Texas 77056. Persons wishing to communicate with our other directors may do so by writing in care of Corporate Secretary, Stewart Information Services Corporation, at the same address.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

The Compensation Committee is comprised of Paul W. Hobby (Chair), Robert L. Clarke and Dr. W. Arthur Porter, each of whom is an independent director under the standards of the New York Stock Exchange. The Compensation Committee functions pursuant to its charter, which is available on our web site at www.stewart.com. Under its charter, the Compensation Committee is charged with establishing and monitoring the basic philosophy and policies governing the compensation of our executive officers and senior managers. The Committee makes recommendations to the board of directors with respect to compensation, incentive compensation plans and equity-based plans.

The Compensation Committee’s specific duties and responsibilities include, but are not limited to, the following:

•	Review and approve our goals and objectives relevant to the compensation of the Co-Chief Executive Officers, evaluate the Co-Chief Executive Officers’ performance in light of those goals and objectives, and recommend to the board of directors the Co-Chief Executive Officers’ compensation levels based on this evaluation.

•	Administer the stock-based compensation plans that we have adopted (or may adopt).

•	Review and approve employment, severance and change in control agreements with our executive officers.

•	Review the overall compensation structure for all employees and make recommendations to the board of directors with respect to non-Chief Executive Officer compensation, incentive compensation plans and equity-based plans.

•	Retain in its discretion and on our behalf one or more firms that specialize in officer and director compensation to (i) compare compensation we pay to our officers and directors with comparable compensation paid by competitors, (ii) compute the value of stock options and (iii) issue a fairness letter upon completion of the firm’s study.

•	Produce an annual report on executive compensation for inclusion in the proxy statement as the Compensation Committee Report.

•	Annually review and reassess the adequacy of its charter and recommend any proposed changes to the board of directors for approval.

•	Annually perform an evaluation of its performance to determine whether it is functioning effectively and report its conclusions to the board of directors.

The Compensation Committee currently engages a compensation consultant in odd-numbered years to gather and present to the Committee data available publicly with respect to the compensation of executive officers serving with other title insurance companies and other financial services companies deemed comparable by the Compensation Committee. This information is supplemented by similar data developed internally by us. The Compensation Committee considers many factors, including the information on comparable compensation at other companies, in its evaluation of the fairness of our compensation program, as discussed below. For the reasons discussed below, the compensation of our Co-Chief Executive Officers has historically been set at levels below those of executives at comparable companies. The Compensation Committee consults with the Co-Chief Executive Officers for the purposes of assuring them that executive compensation programs do not distort our overall compensation structure, resulting in discontent among our Region Managers and other Associates. The Compensation Committee also works with the Co-Chief Executive Officers to structure their compensation programs and those of our other executive officers to make the compensation programs tax efficient and accommodate their estate planning.

The Compensation Committee met once in 2006, with all members participating.

Objectives of the Compensation Programs

We were founded in 1893 by the sons of Judge William H. Stewart, and have been managed by his lineal descendents since that time. At the time of our initial public offering in 1972, our capital stock was divided into two classes, with the Stewart family owning all of the outstanding shares of Class B common stock, which entitles them to elect a certain number of directors depending on the number of shares of this class that they hold. Currently, Malcolm S. Morris and Stewart Morris, Jr. own a sufficient number of shares of Class B common stock to enable them to elect four of our nine directors. Because the vote of six directors is required to take action, at least one of the four directors elected by the Morrises must vote with the directors elected by our common stockholders for our board of directors to take action.

The Compensation Committee believes that our century-long management by members of the Stewart/Morris family has created a climate of long-term stability that is attractive to the kind of Associates that we wish to hire and retain, as well as to our customers. We are managed with a view to maximizing intermediate and long-term shareholder values.

In light of the Company’s history as a family-controlled company, the Compensation Committee has adopted a compensation philosophy of fairness, rather than focusing on attracting and retaining its chief executive officers. The Compensation Committee’s compensation philosophy also includes maintaining Associate satisfaction and morale by assuring that the compensation of executive officers, particularly the Co-Chief Executive Officers, is not out of line with that of Region Managers and other Associates. The Compensation Committee believes that our compensation programs have in the past achieved these goals. The Compensation Committee notes that it is not uncommon for the compensation of one or more Region Managers to exceed that of the Co-Chief Executive Officers in some years.

The Compensation Committee also follows a policy, begun in 1985 when the respective fathers of the current Co-Chief Executive Officers served in such capacities, of equalizing the compensation packages of the Co-Chief Executive Officers. The Compensation Committee believes that this policy has served us well by eliminating a source of possible friction.

Finally, the Compensation Committee’s compensation philosophy considers the cyclical nature of our business, which is strongly influenced by prevailing mortgage interest rates. Because this factor is beyond the control of the executive officers, we do not attempt to closely link year to year operating results with their compensation. The Compensation Committee nevertheless tends to focus on tangible book value along with earnings per share and accretion of stockholder value over time, among other measures, in evaluating our executive officers’ performance.

Elements of In-Service Compensation

The principal elements of in-service compensation for our executive officers are salary, an annual bonus based on Stewart Title Guaranty Company’s financial performance and equity awards, which have historically taken the form of 10-year stock options at an exercise price equal to the market price of our stock on the grant date. As disclosed under “Summary Compensation Table”, our executive officers also receive certain perquisites, which we consider reasonable in type and amounts.

The salaries of our executive officers are kept relatively stable, with the base salaries of our Co-Chief Executive Officers having increased annually by an average of 5% since 2001. Bonuses for our executive officers are calculated as a percentage of the consolidated pretax income (after deducting minority interests) of Stewart Title Guaranty Company for the fiscal year. Performance targets for earning bonuses are established by the Compensation Committee in its first meeting of each year. For example, in 2006 our Co-Chief Executive Officers were each entitled to a bonus equal to 1% of the first $20 million of Stewart Title Guaranty Company’s consolidated pretax income for 2006, 0.75% of the next $20 million of pretax income, 0.50% of the next $20 million of pretax income and 0.35% of pretax income over $60 million. The Compensation Committee attempts to set performance targets that will result in an aggregate compensation package that meets its standard of fairness. We report minimum bonuses as salary, and the variable components of bonuses as non-equity incentive plan compensation, in our Summary Compensation Table. Our executive officers may receive discretionary cash bonuses from time to time upon approval by our board of directors.

Under our 2005 Long-Term Incentive Plan, which was approved by our stockholders at our 2005 annual meeting of stockholders, executive officers are eligible to receive stock options and stock appreciation rights but not stock grants or restricted shares. In February 2006, the Compensation Committee approved the award to each of our Co-Chief Executive Officers of a 10-year option to purchase 25,000 shares of our common stock at a price of $51.91 per share, which was the market value of a share of our stock on the grant date. However, in light of the charge to pretax earnings of approximately $1.1 million that would have been required under FAS 123(R), and the decline in the market value of our stock subsequent to the grant date, our Co-Chief Executive Officers declined their stock option awards and requested that the Compensation Committee explore the possible future use of restricted stock grants instead of stock options. We believe that stock options may not be a cost-effective incentive when they result in charges to our earnings that are greater than the perceived value of the options to the holders. Accordingly, we have recommended to the Board of Directors that the 2005 Long-Term Incentive Plan be amended so that the shares currently reserved for executive options under that plan are also available for stock awards, including awards of restricted stock. We have historically granted stock options to our executive officers at the first meeting of the Compensation Committee held each year. However, in light of our proposal to amend our 2005 Long-Term Incentive Plan to permit us to make stock and restricted stock awards, the Compensation Committee has determined to defer the grant of equity-based awards for 2007 until the stockholders of the Company have voted on the amendment. If the amendment is approved, the Compensation Committee expects to make awards of stock for 2007 to the executive officers after the annual meeting of stockholders.

As disclosed in our Summary Compensation Table under “All Other Compensation”, and the accompanying footnotes, we provide certain perquisites to our executive officers, including home security, tax and financial planning, country club dues, and company cars or car allowances. These perquisites have been provided for many years, and we believe them to be reasonable as to type and amounts.

Elements of Post-Termination Compensation and Benefits

In 1986, we entered into an agreement with each of Malcolm S. Morris, Stewart Morris, Jr. and Max Crisp. Pursuant to such agreements, as amended, the executive officer or his designee is entitled to receive, commencing upon his death or attainment of the age of 65 years, 15 annual payments in amounts that will, after payment of federal income taxes thereon, result in a net annual payment of $66,667 to Max Crisp and $133,333 to each of Malcolm S. Morris and Stewart Morris, Jr. For purposes of such agreements, each beneficiary is deemed to be subject to federal income taxes at the highest marginal rate applicable to individuals. Such benefits are fully vested and are forfeited only if a beneficiary’s employment with us is terminated by reason of fraud, dishonesty, embezzlement or theft. Any death or income benefits provided to a beneficiary under certain insurance policies we currently maintain will reduce payments due to such beneficiary or his designee under his deferred compensation agreement. The Compensation Committee has no plans to propose any additional defined benefit plans for its executive officers.

Our executive officers are also entitled to participate in our defined contribution (401(k)) plan on the same terms as our other Associates.

We have no “change of control” agreements that would provide additional post-termination compensation to any of our executive officers upon a change of control of the Company.

Limitation on the deductibility of executive compensation imposed by Section 162(m) of the Internal Revenue Code has had no effect on our compensation program for executive officers because we have never exceeded those limits.

Conclusion

In summary, the Compensation Committee strives to focus on the principles of fairness, stability and correlation between the duties and compensation of our senior corporate officers and our operational managers. Compensation of executive officers who are not members of the Morris family is intended to balance the market opportunities of those individuals and the deliberate modesty of the compensation packages provided to members of the Morris family.

EXECUTIVE COMPENSATION

Summary of Compensation

The following table summarizes compensation information for each of our executive officers for the year ended December 31, 2006.

Summary Compensation Table
(Year Ended December 31, 2006)

					Change in
					Pension
					Value and
					Nonqualified
					Deferred
				Non-Equity	Compensation	All Other
		Salary	Bonus	Incentive Plan	Earnings	Compensation	Total
Name and Principal Position	Year	($) (1)	($)	Compensation ($) (2)	($)	($) (3)	($)
(a)	(b)	(c)	(d)	(g)	(h)	(i)	(j)

Stewart Morris, Jr.	2006	175,000	—	486,299	76,000	19,001	756,300
President and Co-Chief Executive Officer
Malcolm S. Morris	2006	175,000	—	486,299	87,000	24,754	773,053
President and Co-Chief Executive Officer
Max Crisp	2006	200,000	—	295,974	—	70,527	566,501
Executive Vice President and Chief Financial Officer, Secretary and Treasurer
E. Ashley Smith(4)	2006	316,667	62,500	—	—	11,250	390,417
Executive Vice President and General Counsel
Matthew W. Morris(5)	2006	150,000	25,000	105,565	—	11,950	292,515
Senior Vice President

(1)	Includes salary earned in 2006 and deferred at the officer’s election.

(2)	Consists of the variable portion of executive bonuses. See “Compensation Discussion and Analysis — Elements of In-Service Compensation”.

(3)	See the following table captioned “All Other Compensation”.

(4)	Mr. Smith, age 60, has served as Executive Vice President and General Counsel of the Company since January 2006. Prior to that time, he served as Vice Chancellor of the University of Texas, with responsibilities for policy and governmental relations.

(5)	Mr. Morris, age 35, has served as Senior Vice President of the Company since May 2004. Prior to that time, he served as Director for a strategic litigation consulting firm from 2000 to May 2004.

The following table shows the components of the compensation included in column (i) of our Summary Compensation table.

ALL OTHER COMPENSATION

	Stewart Morris,	Malcolm S.		E. Ashley	Matthew W.
Item	Jr.	Morris	Max Crisp	Smith	Morris

Other Compensation
Director’s fees	$4,350	$4,350	$4,350	$—	$2,250
Tax gross-up	—	—	35,897	—	—
401(k) match	2,500	2,500	2,500	2,500	2,500
Perquisites
Personal use of company-owned auto or car allowance	3,665	8,047	6,973	8,750	7,200
Home security	2,819	4,200	393	—	—
Country club dues	3,167	5,657	3,412	—	—
Investments and tax planning and preparation	2,500	—	17,002	—	—

	$19,001	$24,754	$70,527	$11,250	$11,950

Plan-Based Awards

The following table sets forth information concerning individual grants of plan-based equity and non-equity awards.

Grants of Plan-Based Awards
(Year ended December 31, 2006)

		Estimated Future Payouts
		Under Non-Equity Incentive
		Plan Awards
		Threshold	Target	Maximum
Name	Grant Date	($)	($) (1)	($)
(a)	(b)	(c)	(d)	(e)

Stewart Morris, Jr.	04/28/06	—	486,299	—
Malcolm S. Morris	04/28/06	—	486,299	—
Max Crisp	04/28/06	—	295,974	—
Matthew W. Morris	04/28/06	—	105,565	—

(1)	Consists of our annual performance-based bonuses as described under “Compensation Discussion and Analysis — Elements of In-Service Compensation”. Amounts shown in this column reflect the amount of bonuses earned for 2006 and are included in column (g) of our Summary Compensation Table.

The following table sets forth information concerning the outstanding equity awards held by each of our executive officers at December 31, 2006. No executive officer held unexercisable options at that date.

Outstanding Equity Awards at December 31, 2006

	Option Awards
	Number of
	Securities
	Underlying
	Unexercised	Option	Option
	Options (#)	Exercise	Expiration
Name	Exercisable	Price ($)	Date
(a)	(b)	(c)	(d)

Stewart Morris, Jr.	25,000	42.11	02/02/15
	25,000	47.10	02/02/14
	25,000	21.87	01/23/13
	25,000	19.10	02/01/12
	25,000	20.01	01/31/11
	25,000	13.00	02/04/10
	20,000	19.375	05/24/09
	24,000	18.78	05/13/08
Malcolm S. Morris	25,000	42.11	02/02/15
	25,000	47.10	02/02/14
	25,000	21.87	01/23/13
	25,000	19.10	02/01/12
	19,156	9.75	05/27/07
Max Crisp	16,500	42.11	02/02/15
	16,500	47.10	02/02/14
	5,000	21.87	01/23/13

The following table sets forth information concerning options exercised or transferred by our named executive officers in 2006.

Option Exercises and Stock Vested as of December 31, 2006

Option Awards
Number of
Shares
	Acquired	Value Realized
	on Exercise	on Exercise
Name	(#)	($)
(a)	(b)	(c)

Malcolm S. Morris	34,578	679,350

Defined Benefit Agreements

On March 10, 1986, we entered into an agreement with each of Malcolm S. Morris, Stewart Morris, Jr. and Max Crisp. Pursuant to such agreements, a beneficiary or his designee is entitled to receive, commencing upon his death or attainment of the age of 65 years, 15 annual payments in amounts that will, after payment of federal income taxes thereon, result in a net annual payment of $66,667 to Max Crisp and $133,333 to each of Malcolm S. Morris and Stewart Morris, Jr. For purposes of such agreements, each beneficiary is deemed to be subject to federal income taxes at the highest marginal rate applicable to individuals. Such benefits are fully vested and are forfeited only if a beneficiary’s employment with us is terminated by reason of fraud, dishonesty, embezzlement or theft. Any death or income benefits provided to a beneficiary under certain insurance policies we own will reduce payments due to such beneficiary or his designee under his agreement. We have paid no premiums on these policies since 2001.

The following table provides information with respect to each defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Nonqualified Deferred Compensation
(Year ended December 31, 2006)

	Executive	Registrant
	Contributions in	Contributions in	Aggregate Earnings	Aggregate Balance
	Last FY	Last FY	in Last FY	at Last FYE
Name	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)

Stewart Morris, Jr.	50,000	—	47,232	362,352
Malcolm S. Morris	50,000	—	38,460	409,999
Max Crisp	75,000	—	34,952	349,695

Pension Plans

The following table summarizes benefits payable and paid to our executive officers under our defined benefit pension plans.

Pension Benefits as of December 31, 2006

			Present
		Number of Years	Value of	Payments During
		Credited Service	Accumulated Benefit	Last Fiscal Year
Name	Plan Name	(#)	($)	($)
(a)	(b)	(c) (1)	(d)	(e)

Stewart Morris, Jr.	Agreement with beneficiary		1,161,000	—
Malcolm S. Morris	Agreement with beneficiary		1,329,000	—
Max Crisp	Agreement with beneficiary		616,000	66,667

(1)	All benefits are fully vested.

Compensation of Directors

Our non-employee directors receive fees as follows:

Director Compensation
(Year ended December 31, 2006)

	Fees Earned or	Stock	All Other
	Paid in Cash	Awards	Compensation	Total
Name	($)	($)(1)	($)	($)
(a)	(b)	(c)	(d)	(e)

Robert L. Clarke	69,500	20,001	—	89,501
Paul W. Hobby	39,000	20,001	—	59,001
Dr. E. Douglas Hodo	67,000	20,001	—	87,001
Laurie C. Moore	65,000	20,001	—	85,001
Dr. W. Arthur Porter	52,000	20,001	3,000	75,001

(1)	The annual stock award to directors is valued based on the market value per share of common stock on the date of the award.

Our directors who are employees receive directors’ fees of $150 per meeting. On June 1, 2006, Ms. Hanks was granted, as our Director of Employee Services, a 10-year option for 1,600 shares of our common stock at an exercise price of $38.01 per share, which was the closing price of a share of our common stock immediately preceding the grant date. The compensation of our named executive officers for service on our board of directors or the boards of directors of our subsidiaries is included in “All Other Compensation” in our Summary Compensation Table.

Compensation Committee Report

To the Board of Directors of
Stewart Information Services Corporation:

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section of this proxy statement with Stewart’s management and, based on that review and discussions, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

Members of the Compensation Committee

Paul W. Hobby, Chair
Robert L. Clarke
Dr. W. Arthur Porter

Dated: February 8, 2007

SELECTION OF INDEPENDENT AUDITORS

KPMG LLP served as our principal independent auditors for our fiscal year ended December 31, 2006. We expect representatives of KPMG LLP to be present at the meeting with the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions. Our Audit Committee has not yet selected independent auditors for the fiscal year ending December 31, 2007.

Audit and Other Fees

The following table sets forth the aggregate fees billed for professional services rendered by KPMG LLP for each of our last two fiscal years:

	Year Ended December 31,
	2006	2005

Audit Fees (1)	$1,631,629	$1,276,660
Audit-Related Fees (2)	7,893	—
Tax Fees (3)	54,944	58,005
All Other Fees (4)	1,500	1,350

(1)	Fees for the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements for the fiscal years shown. The 2006 audit fees include work performed related to the audit of management’s assessment included in the Sarbanes-Oxley Section 404 Management Report. Less than 50 percent of the hours expended on KPMG LLP’s engagement to audit our financial statements for 2006 was attributed to work performed by persons other than KPMG LLP’s full-time, permanent employees.

(2)	Fees for assurance and related services by KPMG LLP that are reasonably related to the performance of the audit or review of our financial statements and that are not reported under “Audit Fees”. This primarily represents fees for consultation on accounting questions.

(3)	Fees for professional services rendered by KPMG LLP primarily for tax compliance, tax advice and tax planning.

(4)	Fees not included under other captions. Consists of subscription for on-line accounting references.

The Audit Committee must preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that the subcommittee will present all decisions to grant preapprovals to the full Audit Committee at its next scheduled meeting. Since May 6, 2003, the effective date of the Securities and Exchange Commission’s rules requiring preapproval of audit and non-audit services, 100% of the services identified in the preceding table were approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

The Audit Committee serves as the representative of the board of directors for the general oversight of Stewart’s financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations and standards for corporate compliance. Stewart’s management has primary responsibility for preparing the consolidated financial statements and for Stewart’s financial reporting process. Stewart’s independent auditors, KPMG LLP, are responsible for expressing an opinion on the conformity of its audited consolidated financial statements to accounting principles generally accepted in the United States of America.

In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with Stewart’s management.

2. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS No. 61 (Codification of Statements on Auditing Standards, AU § 380).

3. The Audit Committee has received the written disclosures and letters from the independent auditors required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees) and has discussed with the independent auditors the independent auditors’ independence.

4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee has recommended to the board of directors that the audited financial statements be included in Stewart’s Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

Each of the members of the Audit Committee is independent as defined under the listing standards of the New York Stock Exchange.

The undersigned members of the Audit Committee have submitted this report:

Dr. E. Douglas Hodo, Chair
Robert L. Clarke
Laurie C. Moore

Dated: February 22, 2007

CERTAIN TRANSACTIONS

Stewart Morris is the father of Stewart Morris, Jr. and the uncle of Malcolm S. Morris. During the year ended December 31, 2006, Stewart Morris served as a director of Stewart Title Company and Stewart Title Guaranty Company and as chairman of Stewart Title Company’s executive committee and received compensation in 2006 of approximately $375,000, consisting of his salary and bonus, director’s fees and personal use of a company-owned automobile.

During 2006, we and our subsidiaries paid a total of $345,281 to the law firm of Morris, Lendais, Hollrah & Snowden, P.C., of which Malcolm S. Morris is a shareholder. In connection with real estate transactions processed by Stewart Title Company, such firm receives legal fees from its clients who are also customers of Stewart Title Company and who select such firm as their counsel.

For many decades, we have maintained a collection of antique and replica carriages for business promotion and entertainment purposes. The carriages have been associated with the Company by its customers and potential customers. They symbolize the tradition, quality and stability of the Company in keeping with our long history.

The Company also maintains approximately 10 horses, which have been trained to safely pull the carriages. When not in use, both the carriages and horses are housed at the Morris Ranch in Wharton, Texas, which is owned by Stewart Morris and Stewart Morris, Jr., and occasionally at their homes and at the home of Malcolm S. Morris in Houston. The horses and most of the carriages are owned by the Morrises, and both horses and carriages are under separate terminable leases to the Company for no charge other than maintenance expenses. The Company also owns some carriages directly. The Company directly pays third-party vendors for the expenses incidental to maintaining and insuring its horse and carriage assets. These expenses include staff payroll, carriage maintenance, horse training, feed, veterinary, shoeing and trucking these assets to the different locations where they are used. These expenses also include maintenance and related utilities for a 14,000-square foot carriage house at the Morris Ranch, where the carriage operation maintains a stable and an office and where the main body of the carriage collection is housed and kept on display for guests. The only payment by the Company to an affiliate is $9,600 per year paid to the Morris Ranch for rental of the Carriage House and non-exclusive pasture rental of 600 acres. Our total expenses for maintenance of these assets in 2006 was approximately $275,000.

AMENDMENT OF THE 2005 LONG-TERM INCENTIVE PLAN

Our board of directors has adopted, and proposes that the stockholders approve at their annual meeting, an amendment to and restatement of the Company’s 2005 Long-Term Incentive Plan (the “Plan”). The purpose of the amendment to the Plan is to provide greater flexibility by expanding the range of forms of equity instruments available for incentive awards to executive officers and key employees to include stock and restricted stock awards as well as stock options and stock appreciation rights.

The Plan became effective on March 11, 2005, having been adopted by the Board on that date and approved by the stockholders of the Company at their annual meeting held April 29, 2005. The plan in its current form is attached as an exhibit to the Company’s definitive proxy statement dated March 28, 2005.

The Plan currently provides for the issuance of both incentive stock options and nonqualified stock options (collectively “Options”) to the executive officers named in the Summary Compensation Table on page 12 above. The Board of Directors has adopted, effective March 12, 2007, and subject to stockholder approval, an amendment and restatement of the Plan which adds provisions for awards of shares, including restricted shares of our common stock. The Plan, as amended and restated, is summarized in more detail below. A copy of the proposed Amended and Restated Plan is attached hereto as Annex A.

The Company is seeking stockholder approval for the amended and restated Plan. Stockholder approval is mandated under the listing requirements of the New York Stock Exchange, which are applicable to the Company. By allowing the Company to continue to offer its executive officers long-term performance-based compensation through the Plan, the Board of Directors believes the Company will continue to be able to offer compensation packages that are fair, reasonable and competitive.

If this proposal is approved by our stockholders, the provisions of the Plan with regard to the granting and exercise of options and stock appreciation rights will not be modified in any material respect. If this proposal is approved by our stockholders, the Plan will, notably, constitute the Company’s first equity incentive plan providing for awards of shares to executive officers.

General Description of the Plan

The full text of the Plan is set forth as Annex A hereto, and you are urged to refer to it for a complete description of the Plan. The summary of the principal features of the Plan that follows is qualified entirely by such reference.

Purpose.  The purpose of the Plan is to reward corporate officers and other employees (to whom the Company refers as “Associates”) of the Company and its affiliates by enabling them to acquire shares of our common stock and to receive other compensation based on the increase in value of our common stock. The Plan is intended to advance the best interests of the Company, its Affiliates and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment or affiliation with the Company and its Affiliates.

Term.  The Plan was effective as of March 11, 2005 and will terminate on April 29, 2015 unless sooner terminated by the Board.

Administration.  The Compensation Committee will continue to administer the Plan. All determinations and decisions made by the Plan Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Plan Committee shall be final, conclusive and binding on all persons, including the Company, its shareholders, employees, award holders and the estates and beneficiaries of employees and award holders.

Eligibility.  Under the Plan in its current form, executive officers are eligible to receive stock options up to a maximum of 35,000  per year. A maximum of 600,000 shares is authorized for issuance upon the exercise of stock options, all of which remain available for issuance as of the date of this proxy statement. The Plan as proposed to be amended and restated does not change the annual or aggregate limits available for issuance to executive officers but allows these amounts to be granted as stock awards, including restricted shares, in addition to or in lieu of stock options, provided that the aggregate awards of stock options and shares do not exceed the annual or total limitations above.

Terms and Conditions of Awards to Executive Officers

Options.  The Compensation Committee may grant options under the Plan to eligible persons in such number and upon such terms as the Plan Committee may determine, subject to the terms and provisions of the Plan. The Compensation Committee may award incentive stock options intended to satisfy the requirements of Section 422 of the Internal Revenue Code or nonqualified stock options that are not intended to satisfy the requirements of Section 422 of the Internal Revenue Code.

The price at which shares of Common Stock may be purchased under an option shall be determined by the Compensation Committee, but such price may not be less than 100% of the fair market value of the shares on the date the option is granted. No incentive stock option may be granted to any person who, at the time the option is granted, owns shares of outstanding stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such option is at least 110% of the fair market value of the Common Stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

Unless specified otherwise in an option agreement, an option shall expire on the tenth anniversary of the date the option is granted. An option shall not continue to vest after the termination of the employment relationship between the optionee and the Company and its subsidiaries for any reason, unless otherwise specified in an option agreement.

The Compensation Committee shall specify in each option agreement the time and manner in which the option may be exercised. Unless the Compensation Committee specifies otherwise, the option agreement shall set forth the following terms:

Unless otherwise provided in the applicable option agreement, no stock option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All options granted to an optionee under the Plan shall be exercisable during the lifetime of the optionee only by the optionee and, with respect to incentive stock options, after that time by the optionee’s heirs or estate.

To the extent that the aggregate fair market value of Common Stock with respect to which incentive stock options first become exercisable by a holder in any calendar year exceeds $100,000, taking into account both shares of Common Stock subject to incentive stock options under the Plan and Common Stock subject to incentive stock options under all other plans of the Company, such options shall be treated as nonqualified stock options. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Plan Committee may designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an incentive stock option.

An optionee shall not have any rights as a shareholder with respect to Common Stock covered by an option until the date a stock certificate for such Common Stock is issued by the Company.

Terms and Conditions of Restricted Share Awards.  If the amendment and restatement of the Plan is approved by the Company’s stockholders, the Compensation Committee may award to executive officers shares, including restricted share awards consisting of grants of shares, the vesting of which may be subject, at the discretion of the Compensation Committee, to a vesting period and/or performance measures established by the Compensation Committee of the Board of Directors. The period during which any restricted shares have not yet been earned because the vesting period and/or performance measures have not been satisfied shall be determined on a case-by-case basis by the Compensation Committee. The Compensation Committee shall determine any vesting period, performance period, and/or performance measures applicable to any restricted share award. In the event that any restricted shares do not vest or are not exercised within the specified term, such restricted shares are forfeited and the shares are available for re-grant under the Plan (as either options or restricted shares). The maximum number of shares with respect to which restricted shares or options (in any combination) may be granted to any executive officer during a given fiscal year shall be 35,000. Owners of restricted shares shall be entitled to vote such restricted shares and receive all dividends payable on such restricted shares during the restricted period. The recipient of the restricted shares may not sell, pledge or otherwise encumber or dispose of restricted shares until any vesting, or transferability conditions imposed by the Compensation Committee have been satisfied. The Compensation Committee may accelerate the termination of the restricted period or waive any other conditions with respect to any restricted shares.

Federal Income Tax Consequences

Tax Treatment of Awards.  The discussion below summarizes the expected federal income tax treatment of share awards under the Plan, under currently applicable laws and regulations. It is only a summary of the effect of current U.S. federal income taxation upon recipients of awards and the Company with respect to the grant and exercise of share awards under the Plan. It does not purport to be complete, and does not discuss the tax consequences arising in the context of a participant’s death or the income tax laws of any municipality, state or foreign country in which the recipient’s income or gain may be taxable.

Restricted Share Awards.  A recipient generally does not recognize taxable income on the grant of restricted shares but does recognize ordinary income on the vesting date, or the date the recipient’s interest in the shares of Common Stock is freely transferable or is no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. Any dividends paid on the restricted shares before the vesting date are also taxable as compensation income upon receipt. However, a recipient may elect to recognize income upon the grant of restricted shares, rather than when the recipient’s interest is freely transferable and no longer subject to a substantial risk of forfeiture, equal to the fair market value of the shares on the date of the award. If the recipient makes this election, dividends paid with respect to the restricted shares that are paid currently (rather than held subject to forfeiture) will not be treated as compensation, but rather as dividend income, and the recipient will not recognize additional income when the restrictions applicable to the restricted shares lapse. If restricted shares are forfeited after this election is made, the recipient will not be entitled to a refund of the ordinary income taxes paid on the shares. The recipient may, however, be entitled to receive a capital loss deduction upon forfeiture.

The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of restricted shares under the Plan, subject to the limitations of Section 162(m) of the Internal Revenue Code.

Withholding.  The Company will retain the right to deduct or withhold, or require the recipient to remit to the Company, an amount sufficient to satisfy federal, state and local taxes required by law or regulation to be withheld with respect to any taxable event as a result of the Plan.

The foregoing is only a summary of the federal income tax rules applicable to restricted shares granted under the Plan to persons subject to taxation in the U.S. and is not intended to be complete. Among other things, this summary does not discuss the effect of the income or other tax laws of any state or foreign country in which the Company’s non-U.S. participants may reside. The federal income tax treatment and the Company’s ability to recognize a deduction upon an employee’s exercise of an Option or vesting on a grant of restricted shares varies in countries outside of the U.S. where the Company does business and/or where its foreign employees are taxable. Furthermore, the above summary does not address the Company’s accounting treatment (expensing) of awards under the Plan.

Other Changes to the Plan.  The Plan has also been amended to permit share awards, including restricted shares, to key employees other than executive officers and to revise the criteria used in determining awards. The amendment does not increase the maximum number of shares that may be issued to key employees, but allows these amounts to be granted as stock awards in addition to or in lieu of stock options.

Approval Process.  In order to approve the proposal to amend and restate the Plan, the Company is seeking the approval by the holders of a majority of the votes cast at the meeting by the holders of Common Stock and Class B Common Stock entitled to vote thereon, voting as a single class, which is the approval generally required for amendments to the Plan. Neither abstentions nor broker non-votes are treated as votes cast and thus neither will affect the outcome of this proposal.

The Board of Directors believes that the Plan benefits the Company and its shareholders by further aligning long-term interests of the employees with those of the shareholders. The Board further believes that adding provisions for grants of restricted shares is a favorable method for the Company to compensate the recipients for past contributions to the Company’s success, as well as for anticipated contributions in the future. Furthermore, the Board believes that these amendments to the Plan and awards made following such amendments will strengthen the Company’s ability to attract and retain capable management personnel in the future.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND THE 2005 LONG-TERM INCENTIVE PLAN AS DESCRIBED ABOVE.

PROPOSALS FOR NEXT ANNUAL MEETING

To be included in the proxy statement and form of proxy relating to our 2008 annual meeting of stockholders, proposals of common stockholders and Class B common stockholders must be received by us at our principal executive offices, 1980 Post Oak Boulevard, Suite 800, Houston, Texas 77056, by December 15, 2007.

OTHER MATTERS

Our management does not know of any other matter which may come before the meeting. However, if any matters other than those referred to above should properly come before the meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with their best judgment.

Proxies for our 2008 annual meeting of stockholders may confer discretionary power to vote on any matter that may come before the meeting unless, with respect to a particular matter, (i) we receive notice, by certified mail, return receipt requested, addressed to our Secretary, not later than the 15th day of February next preceding the meeting, that the matter will be presented at the meeting and (ii) we fail to include in its proxy statement for the meeting advice on the nature of the matter and how we intend to exercise our discretion to vote on the matter.

We will pay the cost of solicitation of proxies in the accompanying form. We have retained Innisfree M&A Incorporated, a proxy solicitation firm, to assist us in soliciting proxies for the proposals described in this proxy statement. We will pay Innisfree a fee for such services, which is not expected to exceed $6,500, plus expenses. In addition to solicitation by use of the mails, certain of our officers or employees, and certain officers or employees of Innisfree, may solicit the return of proxies by telephone, telegram or personal interview.

By Order of the Board of Directors,

Max Crisp
Secretary

March 27, 2007

Annex A

STEWART INFORMATION SERVICES CORPORATION

2005 LONG-TERM INCENTIVE PLAN

(Amendment and Restatement
Adopted by the Board of Directors
on March 12, 2007)

Section

ARTICLE I ESTABLISHMENT, PURPOSE AND DURATION
Establishment	1.1
Purpose of the Plan	1.2
Duration of Authority to Make Grants Under the Plan	1.3
Adoption of Amendment and Restatement of the Plan	1.4

ARTICLE II DEFINITIONS
Affiliate	2.1
Associate	2.2
Associate Stock Bonuses	2.3
Award	2.4
Award Agreement	2.5
Board	2.6
Change in Control	2.7
Code	2.8
Committee	2.9
Company	2.10
Corporate Change	2.11
Directors’ Shares	2.12
Effective Date	2.13
Exchange Act	2.14
Executive Officer	2.15
Executive Option	2.16
Executive Share	2.17
Fair Market Value	2.18
Fiscal Year	2.19
Holder	2.20
Incentive Stock Option	2.21
Key Employee	2.22
Key Employee Option	2.23
Key Employee Shares	2.24
Mature Shares	2.25
Minimum Statutory Tax Withholding Obligation	2.26
Nonqualified Stock Option	2.27
Option	2.28
Option Price	2.29
Optionee	2.30
Option Agreement	2.31
Plan	2.32
Section 409A	2.33
Service Award	2.34
STC	2.35
STG	2.36

A-i

Section

Stock	2.37
Ten Percent Stockholder	2.38
Termination of Employment	2.39

ARTICLE III ELIGIBILITY AND PARTICIPATION
Eligibility	3.1
Participation	3.2

ARTICLE IV GENERAL PROVISIONS RELATING TO AWARDS
Authority to Grant Awards	4.1
Dedicated Shares; Maximum Awards	4.2
Non-Transferability	4.3
Requirements of Law	4.4
Changes in the Company’s Capital Structure	4.5
Election Under Section 83(b) of the Code	4.6
Forfeiture for Cause	4.7
Forfeiture Events	4.8

ARTICLE V GENERAL PROVISIONS RELATING TO OPTIONS
Type of Options Available	5.1
Stock Appreciation Rights	5.2
Option Price	5.3
Maximum Value of Stock Subject to Options that are Incentive Stock Options	5.4
Exercise of Options	5.5
Duration of Options	5.6
Employment Obligation	5.7
Option Agreement	5.8
Substitution Options	5.9
No Rights as Stockholder	5.10

ARTICLE VI KEY EMPLOYEE AWARD PERFORMANCE CRITERIA

ARTICLE VII DIRECTORS’ SHARES
Annual Grant to Directors	7.1
Amount of Award	7.2

ARTICLE VIII EXECUTIVE SHARES
Executive Share Awards	8.1
Executive Share Award Agreement	8.2
Holder’s Rights as Stockholder	8.3

ARTICLE IX KEY EMPLOYEE SHARES
Key Employee Share Awards	9.1
Key Employee Share Award Agreement	9.2
Holder’s Rights as Stockholder	9.3

ARTICLE X ASSOCIATES STOCK BONUSES
Award of Stock Bonuses	10.1
Valuation	10.2

A-ii

Section

ARTICLE XI SERVICE AWARDS

ARTICLE XII SUBSTITUTION AWARDS

ARTICLE XIII ADMINISTRATION
Awards	13.1
Authority of the Committee	13.2
Decisions Binding	13.3
No Liability	13.4

ARTICLE XIV AMENDMENT OR TERMINATION OF PLAN
Amendment, Modification, Suspension, and Termination	14.1
Awards Previously Granted	14.2

ARTICLE XV MISCELLANEOUS
Unfunded Plan/No Establishment of a Trust Fund	15.1
No Employment Obligation	15.2
Tax Withholding	15.3
Written Agreement	15.4
Indemnification of the Committee	15.5
Gender and Number	15.6
Severability	15.7
Headings	15.8
Other Compensation Plans	15.9
Other Awards	15.10
Successors	15.11
Law Limitations/Governmental Approvals	15.12
Delivery of Title	15.13
Inability to Obtain Authority	15.14
Investment Representations	15.15
Persons Residing Outside of the United States	15.16
No Fractional Shares	15.17
Arbitration of Disputes	15.18
Governing Law	15.19

A-iii

ARTICLE I

ESTABLISHMENT, PURPOSE AND DURATION

1.1  Establishment.  The Company previously established an incentive compensation plan, known as “Stewart Information Services Corporation 2005 Long-Term Incentive Plan”. The Plan permits the grant of Executive Options, Executive Shares, Key Employee Options, Key Employee Shares, Directors’ Shares, Associates Stock Bonuses, and Service Awards. The Plan became effective on April 29, 2005 (the “Effective Date”), and shall remain in effect as provided in Section 1.3.

1.2  Purpose of the Plan.  The purpose of the Plan is to reward corporate officers and other Associates of the Company and its Affiliates by enabling them to acquire shares of common stock of the Company and to receive other compensation based on the increase in value of the common stock of the Company. The Plan is intended to advance the best interests of the Company, its Affiliates and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment with the Company and its Affiliates.

1.3  Duration of Authority to Make Grants Under the Plan.  No Awards may be granted under the Plan on or after the tenth anniversary of the Effective Date. The applicable provisions of the Plan will continue in effect with respect to an Award granted under the Plan for as long as such Award remains outstanding.

1.4  Adoption of Amendment and Restatement of the Plan.  This amendment and restatement of the Plan is contingent upon the approval by the Company’s stockholders of the amendment of the Plan to provide for the grant of Executive Shares and Key Employees Shares under the Plan. The amendment and restatement of the Plan shall not become effective unless and until such stockholder approval is obtained and no Executive Shares shall be granted under the Plan prior to the date such stockholder approval is obtained.

ARTICLE II

DEFINITIONS

The words and phrases defined in this Article shall have the meaning set out below throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning.

2.1  “Affiliate” means any corporation, partnership, limited liability company or association, trust or other entity or organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (a) to vote more than 50 percent (50%) of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (b) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

2.2  “Associate” means (a) a person employed by the Company or any Affiliate as a common law employee, (b) a person who has agreed to become a common law employee of the Company or any Affiliate and is expected to become such within six (6) months from the date of a determination made for purposes of the Plan or (c) a director or advisory director of the Company who is not an employee of the Company or any Affiliate.

2.3  “Associate Stock Bonuses” means an Award granted pursuant to Article X of the Plan.

2.4  “Award” means, individually or collectively, a grant under the Plan of Executive Options, Share Appreciation Rights, Executive Shares, Key Employee Options, Key Employee Shares, Directors’ Shares, Associates Stock Bonuses and Service Awards, in each case subject to the terms and provisions of the Plan.

2.5  “Award Agreement” means an agreement that sets forth the terms and conditions applicable to an Award granted under the Plan.

2.6  “Board” means the board of directors of the Company.

2.7  “Change in Control” means the occurrence of any of the following events: (a) there shall be consummated (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Stock would be converted into cash, securities or other property, other than by a merger of the Company where a majority of the Board of the surviving corporation is, and for a two-year period after the merger continues to be, persons who were directors of the Company immediately prior to the merger or were elected as directors, or nominated for election as director, by a vote of at least two-thirds of the directors then still in office who were directors of the Company immediately prior to the merger, or (ii) any sale, lease, exchange or transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; (b) the shareholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company; or (c) (i) any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Company or a subsidiary thereof or any Associate benefit plan sponsored by the Company or a subsidiary thereof, who shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing 20 percent or more of the combined voting power of the Company’s then-outstanding securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, and (ii) at any time during a period of two years after such “person” becomes such a beneficial owner, individuals who immediately prior to the beginning of such period constituted the Board shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination by the Board for election by the Company’s shareholders of each new director during such period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

2.8  “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

2.9  “Committee” means a committee of at least two persons, who are members of the Compensation Committee of the Board and are appointed by the Compensation Committee of the Board, or, to the extent it chooses to operate as the Committee, the Compensation Committee of the Board. Each member of the Committee in respect of his or her participation in any decision with respect to an Award intended to satisfy the requirements of Section 162(m) of the Code must satisfy the requirements of “outside director” status within the meaning of Section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. As to Awards, grants or other transactions that are authorized by the Committee and that are intended to be exempt under Rule 16b-3 under the Exchange Act, the requirements of Rule 16b-3(d)(1) under the Exchange Act with respect to the committee action must also be satisfied.

2.10  “Company” means Stewart Information Services Corporation, a Delaware corporation, or any successor (by reincorporation, merger or otherwise).

2.11  “Corporate Change” shall have the meaning ascribed to that term in Section 4.5(c).

2.12  “Directors’ Shares” means an Award granted pursuant to Article VII.

2.13  “Effective Date” shall have the meaning ascribed to that term In Section 1.1.

2.14  “Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time.

2.15  “Executive Officer” has the meaning given such term in the rules and regulations of the Securities and Exchange Commission.

2.16  “Executive Option” means an Option granted to an Executive Officer pursuant to Article V.

2.17  “Executive Share” means an Award granted pursuant to Article VIII.

2.18  “Fair Market Value” of the Stock as of any particular date means (1) if the Stock is traded on a stock exchange, the closing sale price of the Stock on that date as reported on the principal securities exchange on which the Stock is traded, or (2) if the Stock is traded in the over-the-counter market, the average between the high bid and low asked price on that date as reported in such over-the-counter market; provided that (a) if the Stock is not so traded, (b) if no closing price or bid and asked prices for the Stock was so reported on that date or (c) if, in the discretion of the Committee, another means of determining the Fair Market Value of a share of Stock at such date shall be necessary or advisable, the Committee may provide for another means for determining such Fair Market Value.

2.19  “Fiscal Year” means the Company’s fiscal year.

2.20  “Holder” means a person who has been granted an Award or any person who is entitled to receive shares of Stock under an Award.

2.21  “Incentive Stock Option” means an Option granted under the Plan that is designated by the Committee as an “Incentive Option” and satisfies the requirements of Section 422 of the Code.

2.22  “Key Employee” means a key employee of the Company, or an Associate, determined by the Committee to have comparable responsibilities. An Executive Officer is not a Key Employee for purposes of this Plan.

2.23  “Key Employee Option” means an Option granted to a Key Employee pursuant to Article V.

2.24  “Key Employee Shares” means an Award granted to a Key Employee pursuant to Article IX.

2.25  “Mature Shares” means shares of Stock that the Holder has held for at least six months.

2.26  “Minimum Statutory Tax Withholding Obligation” means the amount the Company or an Affiliate is required to withhold for federal, state and local taxes based upon the applicable minimum statutory withholding rates required by the relevant tax authorities.

2.27  “Nonqualified Stock Option” means an Option granted under the Plan other than an Incentive Option.

2.28  “Option” means an option to purchase Stock granted pursuant to Article V. An Option may be in the form of either an Incentive Stock Option or a Nonqualified Stock Option.

2.29  “Option Price” shall have the meaning ascribed to that term in Section 5.3.

2.30  “Optionee” means a person who is granted an Option under the Plan.

2.31  “Option Agreement” means a written contract setting forth the terms and conditions of an Option.

2.32  “Plan” means Stewart Information Services Corporation 2005 Long-Term Incentive Plan, as set forth in this document and as it may be amended from time to time.

2.33  “Section 409A” means Section 409A of the Code and Department of Treasury rules and regulations issued thereunder.

2.34  “Service Award” means an Award granted pursuant to Article XI.

2.35  “STC” means Stewart Title Company, a subsidiary of the Company.

2.36  “STG” means Stewart Title Guaranty Company, a subsidiary of STG.

2.37  “Stock” means the common stock of the Company, $1.00 par value per share (or such other par value as may be designated by act of the Company’s stockholders).

2.38  “Ten Percent Stockholder” means an individual who owns stock possessing more than ten percent of the combined voting power of all classes of stock of the Company and its Affiliates. For this purpose, an individual will be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust will be considered as being owned proportionately by or for its shareholders, partners or beneficiaries.

2.39  “Termination of Employment” means the termination of the Award recipient’s employment relationship with the Company and all Affiliates.

ARTICLE III

ELIGIBILITY AND PARTICIPATION

3.1  Eligibility.  The persons who are eligible to receive Awards under the Plan are as follows:

Type of Award	Eligible Associates

Executive Options	Executive Officers of the Company
Executive Shares	Executive Officers of the Company
Key Employee Options	Key Employees of the Company and persons determined by the Committee to have equivalent responsibilities.
Key Employee Shares	Key Employees of the Company and persons determined by the Company to have equivalent responsibilities.
Directors’ Shares	Directors who are not full-time employees of the Company upon their election or re-election.
Associates Stock Bonuses	Associates selected by the Committee who are awarded cash bonuses.
Service Awards	Associates who have completed at least five years of service with the Company or an Affiliate, as the Committee shall determine from time to time; provided, that no Executive Officer or director of the Company shall be eligible to receive any Service Award.

3.2  Participation.  Subject to the terms and provisions of the Plan, the Committee may, from time to time, select the Associates to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE IV

GENERAL PROVISIONS RELATING TO AWARDS

4.1  Authority to Grant Awards.  The Committee may grant Awards to those Associates as the Committee shall from time to time determine, under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of shares of Stock or other value to be covered by any Award to be granted under the Plan shall be as determined by the Committee in its sole discretion.

4.2  Dedicated Shares; Maximum Awards.  The aggregate number of shares of Stock with respect to which Awards may be granted under the Plan is 1,360,000. The aggregate number of shares of Stock with respect to which the following types of Awards may be granted under the Plan is:

	Maximum Number of Shares
		Aggregate per Associate
		in any
Type of Award	Aggregate	One Fiscal Year

Executive Options, Share Appreciation Rights and Executive Shares	600,000	35,000
Key Employee Options and Key Employee Shares	300,000	2,500
Directors’ Shares	30,000	—
Associates Stock Bonuses	350,000	—
Service Awards	80,000	10

Each of the foregoing numerical limits stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. The number of shares of Stock stated in this Section 4.2 shall also be increased by such number of shares of Stock as become subject to substitute Awards granted pursuant to Article XII; provided, however, that such increase shall be conditioned upon the approval of the stockholders of the Company to the extent stockholder approval is required by law or applicable stock exchange rules. If shares of Stock are withheld from payment of an Award to satisfy tax obligations with respect to the Award, such shares of Stock will count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan. To the extent that any outstanding Award is forfeited or cancelled for any reason or is settled in cash in lieu of shares of Stock, the shares of Stock allocable to such portion of the Award may again be subject to an Award granted under the Plan.

4.3  Non-Transferability.  Except as specified in the applicable Award Agreements or in domestic relations court orders, Awards shall not be transferable by the Holder other than by will or under the laws of descent and distribution, and shall be exercisable during the Holder’s lifetime only by him or her. In the discretion of the Committee, any attempt to transfer an Award other than under the terms of the Plan and the applicable Award Agreement may terminate the Award.

4.4  Requirements of Law.  The Company shall not be required to sell or issue any shares of Stock under any Award if issuing those shares of Stock would constitute or result in a violation by the Holder or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any other Award, the Company shall not be required to issue any shares of Stock unless the Committee has received evidence satisfactory to it to the effect that the Holder will not transfer the shares of Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any shares of Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the shares of Stock issuable on exercise of an Option or pursuant to any other Award are not registered, the Company may imprint on the certificate evidencing the shares of Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law, or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause or enable the exercise of an Option or any other Award, or the issuance of shares of Stock pursuant thereto, to comply with any law or regulation of any governmental authority.

4.5  Changes in the Company’s Capital Structure.

(a) The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting the Stock or Stock rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

(b) If the Company shall effect a subdivision or consolidation of Stock or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of Stock outstanding, without receiving compensation therefore in money, services or property, then (1) the number, class or series and per share price of Stock subject to outstanding Options or other Awards under the Plan shall be appropriately adjusted in such a manner as to entitle a Holder to receive upon exercise of an Option or other Award, for the same aggregate cash consideration, the equivalent total number and class or series of Stock the Holder would have received had the Holder exercised his or her Option or other Award in full immediately prior to the event requiring the adjustment, and (2) the number and class or series of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class or series of Stock then reserved, that number and class or series of Stock that would have been received by the owner of an equal number of outstanding shares of Stock of each class or series of Stock as the result of the event requiring the adjustment.

(c) If while unexercised Options or other Awards remain outstanding under the Plan (1) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (2) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (3) the Company is to be dissolved or (4) the Company is a party to any other corporate transaction (as defined under Section 424(a) of the Code and applicable Department of Treasury regulations) that is not described in clauses (1), (2) or (3) of this sentence (each such event is referred to herein as a “Corporate Change”), then, except as otherwise provided in an Award Agreement (provided that such exceptions shall not apply in the case of a reincorporation merger), or as a result of the Committee’s effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Award then outstanding may be exercised, and no later than ten days after the approval by the stockholders of the Company of such Corporate Change, the Committee, acting in its sole and absolute discretion without the consent or approval of any Holder, shall act to effect one or more of the following alternatives, which may vary among individual Holders and which may vary among Awards held by any individual Holder (provided that, with respect to a reincorporation merger in which Holders of the Company’s ordinary shares will receive one ordinary share of the successor corporation for each ordinary share of the Company, none of such alternatives shall apply and, without Committee action, each Award shall automatically convert into a similar award of the successor corporation exercisable for the same number of ordinary shares of the successor as the Award was exercisable for ordinary shares of Stock of the Company):

(1) accelerate the time at which some or all of the Awards then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all such Awards that remain unexercised and all rights of Holders thereunder shall terminate;

(2) require the mandatory surrender to the Company by all or selected Holders of some or all of the then outstanding Awards held by such Holders (irrespective of whether such Awards are then exercisable under the provisions of the Plan or the applicable Award Agreement evidencing such Award) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Award and the Company shall pay to each such Holder an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of the Company in connection with such Corporate Change over the exercise prices under such Award for such shares;

(3) with respect to all or selected Holders, have some or all of their then outstanding Awards (whether vested or unvested) assumed or have a new award of a similar nature substituted for some or all of their then outstanding Awards under the Plan (whether vested or unvested) by an entity that is a party to the transaction resulting in such Corporate Change and that is then employing such Holder or that is affiliated or associated with such Holder in the same or a substantially similar manner as the Company prior to the Corporate Change, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate Fair Market Value of the Stock subject to the Award immediately after the assumption or substitution over the aggregate exercise price of such Stock is equal to the excess of the aggregate Fair Market Value of all Stock subject to the Award immediately before such assumption or substitution over the aggregate exercise price of such Stock, and (B) the assumed rights under such existing Award or the substituted rights under such new Award, as the case may be, will have the same terms and conditions as the rights under the existing Award assumed or substituted for, as the case may be;

(4) provide that the number and class or series of Stock covered by an Award (whether vested or unvested) theretofore granted shall be adjusted so that such Award when exercised shall thereafter cover the number and class or series of Stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Holder had been the holder of record of the number of shares of Stock then covered by such Award; or

(5) make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole and absolute discretion that no such adjustment is necessary).

In effecting one or more of alternatives in (3), (4) or (5) immediately above, and except as otherwise may be provided in an Award Agreement, the Committee, in its sole and absolute discretion and without the consent or approval of any Holder, may accelerate the time at which some or all Awards then outstanding may be exercised.

(d) In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 4.5, any outstanding Award and any Award Agreements evidencing such Award shall be subject to adjustment by the Committee in its sole and absolute discretion as to the number and price of Stock or other consideration subject to such Award. In the event of any such change in the outstanding Stock, the aggregate number of shares of Stock available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

(e) The issuance by the Company of stock of any class or series, or securities convertible into, or exchangeable for, stock of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion or exchange of stock or obligations of the Company convertible into, or exchangeable for, stock or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of shares of Stock then subject to outstanding Options or other Awards.

4.6  Election Under Section 83(b) of the Code.  No Holder shall exercise the election permitted under Section 83(b) of the Code with respect to any Award without the written approval of the Chief Financial Officer of the Company. Any Holder who makes an election under Section 83(b) of the Code with respect to any Award without the written approval of the Chief Financial Officer of the Company may, in the discretion of the Committee, forfeit any or all Awards granted to him or her under the Plan.

4.7  Forfeiture for Cause.  Notwithstanding any other provision of the Plan or an Award Agreement, if the Committee finds by a majority vote that a Holder, before or after his or her Termination of Employment (a) committed a fraud, embezzlement, theft, felony or an act of dishonesty in the course of his or her employment by the Company or an Affiliate, which conduct damaged the Company or an Affiliate or (b) disclosed trade secrets of the Company or an Affiliate, then as of the date the Committee makes its finding, any Awards awarded to the Holder that have not been exercised by the Holder (including all Awards that have not yet vested) will be forfeited to the Company. The findings and decision of the Committee with respect to such matter, including those regarding the acts of the Holder and the damage done to the Company, will be final for all purposes. No decision of the Committee, however, will affect the finality of the discharge of the individual by the Company or an Affiliate.

4.8  Forfeiture Events.  The Committee may specify in an Award Agreement that the Holder’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, Termination of Employment for cause, termination of the Holder’s provision of services to the Company or its Affiliates, violation of material policies of the Company and its Affiliates, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Holder, or other conduct by the Holder that is detrimental to the business or reputation of the Company and its Affiliates.

ARTICLE V

GENERAL PROVISIONS RELATING TO OPTIONS

5.1  Type of Options Available.  The Committee may grant the following Options any time during the term of the Plan to any eligible Associate that it chooses:

(a) Incentive Stock Options.  The Committee may grant to an Associate who is a Key Employee of the Company, or an Affiliate that is a corporation, an Option, or Options, to buy a stated number of shares of Stock under the terms and conditions of the Plan, which Option or Options would be an “incentive stock option” within the meaning of Section 422 of the Code.

(b) Nonqualified Options.  The Committee may grant to any Associate an Option, or Options, to buy a stated number of shares of Stock under the terms and conditions of the Plan, which Option or Options would not constitute an “incentive stock option” within the meaning of Section 422 of the Code.

5.2  Stock Appreciation Rights.  Stock Appreciation Rights may be included in each Option granted under the Plan to allow the holder of an Option (an “Optionee”) to surrender that Option (or a portion of the part that is then exercisable) and receive in exchange, upon a written request from the Optionee describing the special circumstances that exist that create the need to use such Stock Appreciation Rights and subject to any other conditions and limitations set by the Committee, an amount equal to the excess of the Fair Market Value of the Stock covered by the Option (or the portion of it surrendered), determined as of the date of surrender, over the aggregate Option Price of the Stock. The payment will be made in shares of Stock valued at Fair Market Value. Stock Appreciation Rights may be exercised only when the Fair Market Value of the Stock covered by the Option surrendered exceeds the Option Price of the Stock.

Upon the surrender of an Option, or a portion of it, for Stock Appreciation Rights, the shares represented by the Option (or that part of it surrendered) shall not be available for reissuance under the Plan.

Each of the Stock Appreciation Rights (a) will expire not later than the expiration of the underlying Option, (b) may be for no more than 100 percent of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of the Stock at the time the Stock Appreciation Right is exercised, and (c) may be exercised only when the underlying Option is eligible to be exercised.

5.3  Option Price.  The price at which shares of Stock may be purchased pursuant to an Option that is an Incentive Stock Option shall be not less than the Fair Market Value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares may be purchased shall be more than the minimum price required. If an individual is a Ten Percent Stockholder, the option price at which shares may be purchased under an Option that is an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of the Stock on the date the Option is granted.

5.4  Maximum Value of Stock Subject to Options that are Incentive Stock Options.  To the extent that the aggregate Fair Market Value (determined as of the date the Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee in any calendar year (under the Plan and any other incentive stock option plan(s) of the Company and any parent and subsidiary corporation) exceeds $100,000, the Options shall be treated as Nonqualified Options. In making this determination, Options shall be taken into account in the order in which they were granted.

5.5  Exercise of Options.  Each Option shall be exercised by notification to the Company setting forth the number of shares of Stock with respect to which the Option is to be exercised. Except in the case of exercise by a third-party broker, as provided below, payment of the exercise price and any applicable tax withholding amounts must be made at the time of exercise by any combination of the following: (a) cash, certified check, bank draft or postal or express money order payable to the order of the Company for an amount equal to the exercise price under the Option, (b) Mature Shares with a Fair Market Value on the date of exercise equal to the exercise price under the Option, (c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Company or by an executive officer of the Company) or (d) except as specified below, any other form of payment that is acceptable to the Company. As promptly as practicable after receipt of the Holder’s notification and payment, the Company shall deliver to the Holder the number of shares with respect to which the Option has been exercised. If Mature Shares are used for payment by the Holder, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft or postal or express money order payable to the order of the Company.

The Company shall not permit a Holder to pay such Holder’s exercise price upon the exercise of an Option by having the Company reduce the number of shares of Stock that will be delivered to the Holder pursuant to the exercise of the Option. In addition, the Company shall not permit a Holder to pay such Holder’s exercise price upon the exercise of an Option by using shares of Stock other than Mature Shares.

An Option may not be exercised for a fraction of a share of Stock.

5.6  Duration of Options.  Unless the Option Agreement specifies a shorter general term, an Option shall expire on the earliest of the date that is (a) the tenth anniversary of the date the Option is granted (the fifth anniversary of the date the Option is granted in the case of an Incentive Stock Option granted to a Ten Percent

Stockholder), or (b) one day less than three months after the date of the Holder’s Termination of Employment (other than by reason of the Holder’s death) or (c) the date that is one year after the date of the Holder’s death. Unless the Holder’s Option Agreement specifies otherwise, an Option shall not continue to vest after the severance of the employment relationship between the Company and all Affiliates and the Optionee.

Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment relationship between the Company and the Optionee shall be determined by the Committee at the time thereof.

In the event of the death of the holder of any Option while in the employ of the Company and before the date of expiration of such Option, such Option shall continue in effect until the date of expiration of the Option. After the death of the Optionee, his or her executors, administrators or any person or person to whom his or her Option may be transferred by will or by the laws of descent and distribution, shall have the right, any time before the termination of the Option, to exercise the Option in respect to the number of shares that the Optionee would have been entitled to exercise if he had exercised the Option on the date of his or her death while in employment.

Notwithstanding the foregoing provisions of this Article V, in the case of an Option that is a Nonqualified Option, the Committee may provide for a different option termination date in the option agreement with respect to such Option. For purposes of Incentive Stock Options issued under the Plan, an employment relationship between the Company and the Optionee shall be deemed to exist during any period in which the Optionee is employed by the Company, by any parent or subsidiary corporation, by a corporation issuing or assuming an option in a transaction to which Section 424(a) of the Code, as amended, applies, or by a parent or subsidiary corporation of such corporation issuing or assuming an Option. For purposes of Nonqualified Options issued under the Plan, an employment relationship between the Company and the Optionee will exist under the circumstances described above for Incentive Stock Options and will also exist if the Optionee is transferred to an affiliate corporation approved by the Committee.

5.7  Employment Obligation.  The granting of any Option shall not impose upon the Company any obligation to employ or continue to employ any Optionee. The right of the Company to terminate the employment of any officer or other employee shall not be diminished or affected because an Option has been granted to him or her.

5.8  Option Agreement.  Each Option grant under the Plan shall be evidenced by an Option Agreement that shall specify (a) the Option Price, (b) the duration of the Option, (c) the number of shares of Stock to which the Option pertains, (d) the exercise restrictions, if any, applicable to the Option, (e) whether the Option is intended to be an Incentive Option or a Nonqualified Option, and (f) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan.

5.9  Substitution Options.  Options may be granted under the Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in the Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

5.10  No Rights as Stockholder.  No Holder, as such, shall have any rights as a stockholder with respect to an Option.

ARTICLE VI

KEY EMPLOYEE AWARD PERFORMANCE CRITERIA

The Committee may grant Key Employee Options or Key Employee Shares to those eligible Key Employees as it shall from time to time determine, under the terms and conditions of the Plan. Factors the Committee may consider include, without limitation:

•	Rank of consolidated STG/STC pretax profit (after deducting minority interests) (dollars) in the Key Employee’s territory as reported on the Key Employee’s consolidated profit center statement;

•	Rank of profit percentage in the Key Employee’s territory as reported on the Key Employee’s STG/STC profit center statement;

•	Rank of percentage of policy losses to premiums generated YTD as reported on the Region Performance Summary Report;

•	Market share increase in the Key Employee’s territory over the prior year as reported on the quarterly American Land Title Association’s statistics on market share. Market share weight will be increased with market share growth in key states and percentage of state responsibility of the Key Employee;

•	Rank of percentage increase in Cash to Houston remittances as reported on the Region Performance Summary Report;

•	Region rank of percentage of delinquent premiums YTD as reported in the Region Performance Summary Report;

•	Rank of percentage increase in Files Closed Per Associate (FCPA) as reported on the Company’s Goals and Measures Report;

•	Rank of region’s cumulative percentage return on investment from acquisitions as reported on the Return on Investments — Acquisitions Report;

•	Key Employee incorporation and pursuit of SISCO Initiatives, including Strategies, Goals, Principles, Values and Standards;

•	Completion of annual goals as submitted by the Key Employee during the Company’s Goals and Budgets process; and

•	Other contributions towards overall Company performance or failure to comply with Company requests. Items considered may include rollout and implementation of technology, adoption of new products and services or other programs sponsored by the Company, follow-up on audits and training and benefits participation.

The Committee shall evaluate the relative importance of these factors, and the Key Employee’s standing among the recipient group, in its sole and absolute discretion and shall have full power and authority to determine, according to the above criteria, the number of shares subject to any option, subject only to any applicable limitations set out in the Plan.

ARTICLE VII

DIRECTORS’ SHARES

7.1  Annual Grant to Directors.  Each person who is not a full-time employee of the Company or any of its subsidiaries and who shall be elected or re-elected as a director of the Company shall be awarded shares of Stock annually on the first business day following the Company’s annual meeting of stockholders at which such person was elected or re-elected to serve, provided that the Plan is in effect on that day. Each person who is not a full-time employee of the Company or any of its subsidiaries and who shall be elected or re-elected as an Advisory Director of the Company shall be awarded shares of Stock annually on the first business day following the Company’s annual meeting of directors at or subsequent to which such person was elected or re-elected to serve, provided that the Plan is in effect on that day.

7.2  Amount of Award.  The number of shares of Stock to be awarded pursuant to this Article VII shall be the amount determined by dividing the amount authorized by the Company’s Board of Directors by the Fair Market Value of a share of the Company’s common stock on the date of the award.

ARTICLE VIII

EXECUTIVE SHARES

8.1  Executive Share Awards.  The Committee may make Awards of Executive Shares to those eligible Executive Officers selected by it. The amount of, the vesting and the transferability restrictions applicable to any Executive Share Award shall be determined by the Committee in its sole discretion. If the Committee imposes vesting or transferability restrictions on a Holder’s rights with respect to Executive Shares, the Committee may issue such instructions to the Company’s share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for shares of Stock issued pursuant to an Executive Share Award to be imprinted with any legend that the Company considers advisable with respect to the restrictions or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law.

8.2  Executive Share Award Agreement.  Each Executive Share Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

8.3  Holder’s Rights as Stockholder.  Subject to the terms and conditions of the Plan, each recipient of an Executive Share Award shall have all the rights of a stockholder with respect to the Executive Shares included in the Executive Share Award during any period of restriction established for the Executive Share Award. Dividends paid with respect to Executive Shares in cash or property other than shares of Stock or rights to acquire shares of Stock shall be paid to the recipient of the Executive Share Award currently. Dividends paid in shares of Stock or rights to acquire shares of Stock shall be added to and become a part of the Executive Shares. During the Period of Restriction, certificates representing the Executive Shares shall be registered in the Holder’s name and bear a restrictive legend to the effect that ownership of such Executive Shares, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Award Agreement. Such certificates shall be deposited by the recipient with the Secretary of the Company or such other officer of the Company as may be designated by the Committee, together with all stock powers or other instruments of assignment, each endorsed in blank, that will permit transfer to the Company of all or any portion of the Executive Shares that shall be forfeited in accordance with the Plan and the applicable Award Agreement.

ARTICLE IX

KEY EMPLOYEE SHARES

9.1  Key Employee Share Awards.  The Committee may make Awards of Key Employee shares to those eligible Key Employees selected by it. The number, the vesting and the transferability restrictions applicable to any Key Employee Share Award shall be determined by the Committee in its sole discretion. If the Committee imposes vesting or transferability restrictions on a Holder’s rights with respect to Key Employee Shares, the Committee may issue such instructions to the Company’s share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for shares of Stock issued pursuant to a Key Employee Share Award to be imprinted with any legend that counsel for the Company considers advisable with respect to the restrictions or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law.

9.2  Key Employee Share Award Agreement.  Each Key Employee Share Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

9.3  Holder’s Rights as Stockholder.  Subject to the terms and conditions of the Plan, each recipient of a Key Employee Share Award shall have all the rights of a stockholder with respect to the Key Employee Shares included in the Key Employee Share Award during the Period of Restriction established for the Key Employee Share Award. Dividends paid with respect to Key Employee Shares in cash or property, other than shares of Stock or rights to acquire shares of Stock, shall be paid to the recipient of the Key Employee Share Award currently. Dividends paid in shares of Stock or rights to acquire shares of Stock shall be added to and become a part of the Key Employee Shares. During the Period of Restriction, certificates representing the Key Employee Shares shall be registered in the Holder’s name and bear a restrictive legend to the effect that ownership of such Key Employee Shares, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Award Agreement. Such certificates shall be deposited by the recipient with the Secretary of the Company or such other officer of the Company as may be designated by the Committee, together with all stock powers or other instruments of assignment, each endorsed in blank, that will permit transfer to the Company of all or any portion of the Key Employee Shares that shall be forfeited in accordance with the Plan and the applicable Award Agreement.

ARTICLE X

ASSOCIATES STOCK BONUSES

10.1  Award of Stock Bonuses.  The Company shall, during the first quarter of each Fiscal Year during the term of the Plan, issue Stock to each Associate selected by the Committee having a value (as determined below) equal to one-ninth of the total amount of cash bonus earned by such Associate for the previous Fiscal Year pursuant to the established bonus policy of STG or STC, as the case may be. Any such Award shall be granted no later than March 15 following the close of the Fiscal Year with respect to which the applicable bonus was earned. The fact that an Associate is granted an Award pursuant to this Article X with respect to one Fiscal Year shall not entitle the Associate to receive such a grant in a subsequent Fiscal Year.

10.2  Valuation.  The shares of Stock to be issued pursuant to the Plan shall be valued as of their closing price on the day following the Company’s year-end earnings release.

ARTICLE XI

SERVICE AWARDS

Service Awards of 10 shares of Stock will be made to each eligible Associate selected by the Committee upon his or her completion of the Associate’s first five years of service for the Company or its Affiliates.

ARTICLE XII

SUBSTITUTION AWARDS

Awards may be granted under the Plan from time to time in substitution for stock options and other awards held by employees of other entities who are about to become Associates, or whose employer is about to become an Affiliate as the result of a merger or consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least 50 percent (50%) of the issued and outstanding stock of another corporation as the result of which it becomes a subsidiary of the Company. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Award in substitution for which they are granted, but with respect to Options that are Incentive Stock Options, no such variation shall be such as to affect the status of any such substitute Option as an Incentive Stock Option under Section 422 of the Code.

ARTICLE XIII

ADMINISTRATION

13.1  Awards.  The Plan shall be administered by the Committee or, in the absence of the Committee, the Plan shall be administered by the Board. The members of the Committee shall serve at the discretion of the Board. The Committee shall have full and exclusive power and authority to administer the Plan and to take all actions that the Plan expressly contemplates or are necessary or appropriate in connection with the administration of the Plan with respect to Awards granted under the Plan.

13.2  Authority of the Committee.  The Committee shall have full and exclusive power to interpret and apply the terms and provisions of the Plan and Awards made under the Plan, and to adopt such rules, regulations and guidelines for implementing the Plan as the Committee may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of the Plan. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. All questions of interpretation and application of the Plan, or as to awards granted under the Plan, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his or her own part, including but not limited to the exercise of any power or discretion given to him or her under the Plan, except those resulting from his or her own gross negligence or willful misconduct. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

(a) determine the persons to whom and the time or times at which Awards will be made;

(b) determine the number and exercise price of shares of Stock covered in each Award, subject to the terms and provisions of the Plan;

(c) determine the terms, provisions and conditions of each Award, which need not be identical and need not match the default terms set forth in the Plan;

(d) accelerate the time at which any outstanding Award will vest;

(e) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and

(f) make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the Plan.

The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award to a Holder in the manner and to the extent the Committee deems necessary or desirable to further the Plan’s objectives. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan. As permitted by law and the terms and provisions of the Plan, the Committee may delegate its authority as identified in this Section 13.2.

The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article XIII and all other Articles of the Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all persons. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Associate, and the Committee, the Company, and its officers and Board shall be entitled to rely upon the advice, opinions, or valuations of any such persons.

13.3  Decisions Binding.  All determinations and decisions made by the Committee or the Board, as the case may be, pursuant to the provisions of the Plan and all related orders and resolutions of the Committee or the Board, as the case may be, shall be final, conclusive and binding on all persons, including the Company, its stockholders, Associates, Holders and the estates and beneficiaries of Associates and Holders.

13.4  No Liability.  Under no circumstances shall the Company, the Board or the Committee incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company’s, the Committee’s or the Board’s roles in connection with the Plan.

ARTICLE XIV

AMENDMENT OR TERMINATION OF PLAN

14.1  Amendment, Modification, Suspension, and Termination.  Subject to Section 14.2 the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s stockholders and except as provided in Section 4.5, the Committee shall not directly or indirectly lower the Option Price of a previously granted Option, and no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by applicable law or stock exchange rules.

14.2  Awards Previously Granted.  Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Holder holding such Award.

ARTICLE XV

MISCELLANEOUS

15.1  Unfunded Plan/No Establishment of a Trust Fund.  Holders shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Affiliates may make to aid in meeting obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Holder, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in the Plan. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan. All Holders shall at all times rely solely upon the general credit of the Company for the payment of any benefit that becomes payable under the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

15.2  No Employment Obligation.  The granting of any Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ, or utilize the services of, any Holder. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Award has been granted to him or her, and nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Affiliates to terminate any Holder’s employment at any time or for any reason not prohibited by law.

15.3  Tax Withholding.  The Company or any Affiliate shall be entitled to deduct from compensation payable to each Holder any sums required by federal, state or local tax law to be withheld with respect to the vesting or exercise of an Award or lapse of restrictions on an Award. In the alternative, the Company may require the Holder (or other person validly exercising the Award) to pay such sums for taxes directly to the Company or any Affiliate in cash or by check within one day after the date of vesting, exercise or lapse of restrictions. In the discretion of the Committee, and with the consent of the Holder, the Company may reduce the number of shares of Stock issued to the Holder upon such Holder’s exercise of an Option to satisfy the tax withholding obligations of the Company or an Affiliate; provided that the Fair Market Value of the shares of Stock held back shall not exceed the Company’s or the Affiliate’s Minimum Statutory Tax Withholding Obligation. The Committee may, in its discretion, permit a Holder to satisfy any Minimum Statutory Tax Withholding Obligation arising upon the grant or vesting (as applicable) of an Award by delivering to the Holder of the Award a reduced number of shares of Stock in the manner specified herein. If permitted by the Committee and acceptable to the Holder, at the time of grant or vesting (as applicable) of an

Award, the Company shall (a) calculate the amount of the Company’s or an Affiliate’s Minimum Statutory Tax Withholding Obligation on the assumption that all such vested shares are made available for delivery, (b) reduce the number of such shares of Stock made available for delivery so that the Fair Market Value of the shares of Stock withheld on the vesting date approximates the Company’s or an Affiliate’s Minimum Statutory Tax Withholding Obligation and (c) in lieu of the withheld shares of Stock, remit cash to the United States Treasury and other applicable governmental authorities, on behalf of the Holder, in the amount of the Minimum Statutory Tax Withholding Obligation. The Company shall withhold only whole shares of Stock to satisfy its Minimum Statutory Tax Withholding Obligation. Where the Fair Market Value of the withheld shares of Stock does not equal the amount of the Minimum Statutory Tax Withholding Obligation, the Company shall withhold shares of Stock with a Fair Market Value slightly less than the amount of then Minimum Statutory Tax Withholding Obligation and the Holder must satisfy the remaining minimum withholding obligation in some other manner permitted under this Section 15.3. The withheld shares of Stock not made available for delivery by the Company shall be retained as treasury shares or will be cancelled and, in either case, the Holder’s right, title and interest in such shares of Stock shall terminate. The Company shall have no obligation upon vesting or exercise of any Award or lapse of restrictions on any Award until the Company or an Affiliate has received payment sufficient to cover the Minimum Statutory Tax Withholding Obligation with respect to that vesting, exercise or lapse of restrictions. Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount that it will be required to withhold.

15.4  Written Agreement.  Each Award shall be embodied in a written agreement or statement that shall be subject to the terms and conditions of the Plan. The Award Agreement shall be signed by a member of the Committee on behalf of the Committee and the Company or by an Executive Officer of the Company, other than the Holder, on behalf of the Company, and may be signed by the Holder to the extent required by the Committee. The Award Agreement may specify the effect of a Change in Control on the Award. The Award Agreement may contain any other provisions that the Committee in its discretion shall deem advisable that are not inconsistent with the terms and provisions of the Plan.

15.5  Indemnification of the Committee.  The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further action on his or her part to indemnity from the Company for, all expenses (including attorney’s fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by such member in connection with or arising out of any action, suit or proceeding in which such member may be involved by reason of such member being or having been a member of the Committee, whether or not he or she continues to be a member of the Committee at the time of incurring the expenses, including, without limitation, matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been negligent in the performance of such member’s duty as a member of the Committee. However, this indemnity shall not include any expenses incurred by any member of the Committee in respect of matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his or her duty as a member of the Committee. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee unless, within 60 days after institution of any action, suit or proceeding, such member shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and shall be in addition to all other rights to which a member of the Committee may be entitled as a matter of law, contract or otherwise.

15.6  Gender and Number.  If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

15.7  Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

15.8  Headings.  Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms and provisions of the Plan.

15.9  Other Compensation Plans.  The adoption of the Plan shall not affect any other option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements for Associates.

15.10  Other Awards.  The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously granted.

15.11  Successors.  All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

15.12  Law Limitations/Governmental Approvals.  The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

15.13  Delivery of Title.  The Company shall have no obligation to issue or deliver evidence of title for shares of Stock issued under the Plan prior to:

(a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b) completion of any registration or other qualification of the Stock under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

15.14  Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Stock as to which such requisite authority shall not have been obtained.

15.15  Investment Representations.  The Committee may require any person receiving Stock pursuant to an Award under the Plan to represent and warrant in writing that the person is acquiring the Shares for investment and without any present intention to sell or distribute such Stock.

15.16  Persons Residing Outside of the United States.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company or any of its Affiliates operates or has Associates, the Committee, in its sole discretion, shall have the power and authority to:

(a) determine which Affiliates shall be covered by the Plan;

(b) determine which persons employed outside the United States are eligible to participate in the Plan;

(c) amend or vary the terms and provisions of the Plan and the terms and conditions of any Award granted to persons who reside outside the United States;

(d) establish subplans and modify exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable — any subplans and modifications to Plan terms and procedures established under this Section 15.16 by the Committee shall be attached to the Plan document as Appendices; and

(e) take any action, before or after an Award is made, that it deems advisable to obtain or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

15.17  No Fractional Shares.  No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, additional Awards, or other property shall be issued or paid in lieu of fractional shares of Stock or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

15.18  Arbitration of Disputes.  Any controversy arising out of or relating to the Plan or an Option Agreement shall be resolved by arbitration conducted pursuant to the arbitration rules of the American Arbitration Association. The arbitration shall be final and binding on the parties.

15.19  Governing Law.  The provisions of the Plan and the rights of all persons claiming thereunder shall be construed, administered and governed under the laws of the State of Texas.